================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 15, 2008

                                 --------------

                           ILINC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                      1-13725                  76-0545043
(STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)  (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)

           2999 NORTH 44TH STREET, SUITE 650, PHOENIX, ARIZONA         85018
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)            (ZIP CODE)

                                 (602) 952-1200
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.


         On December 15, 2008, iLinc Communications, Inc. (the "Company") received notice ("Notice") from the NYSE Alternext Staff (the "Exchange") indicating that the Company is below certain of the Exchange's continued listing standards as set forth in the Exchange's Company Guide (the "Company Guide").

         The Notice indicated that the Company is not in compliance with Section 1003(a)(ii) of the Company Guide with stockholders' equity of less than $4,000,000 and losses from continuing operations and net losses in three out of its four most recent fiscal years. In the Notice, the Exchange has deemed it appropriate pursuant to Section 1003(f)(v) that the Company effect a reverse stock split to address the low stock price.

         Pursuant to the Company Guide, the Company was afforded the opportunity to submit a plan of compliance (the "Plan") to the Exchange by January 14, 2009 that demonstrated the Company's ability to regain compliance with the listing rules of the Exchange by June 15, 2010. If the Company does not submit a Plan to the Exchange, or if the Exchange does not ultimately accept the Plan, then the Company will be subject to delisting procedures as mandated by the Company Guide. The Company is investigating all options available to it.

         On December 19, 2008, the Company issued a press release regarding the Notice, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed herewith:


EXHIBIT        DESCRIPTION
NUMBER


99.1 Press release dated December 19, 2008 issued by iLinc Communications, Inc. Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               iLINC COMMUNICATIONS, INC.


                                               By: /s/ James M. Powers, Jr.
                                                  -----------------------------
                                                  President and Chief Executive
                                                  Officer
Date: December 19, 2008

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION OF EXHIBITS

99.1 Copy of press release issued by iLinc Communications, Inc. on December 19, 2008.